KEARNY FINANCIAL CORP. AND SUBSIDIARIES
                STATEMENTS RE: COMPUTATION OF PER SHARE EARNINGS
                ------------------------------------------------
                (In Thousands, Except Per Share Data, Unaudited)

                                                      Three Months Ended            Nine Months Ended
                                                        March 31, 2007                March 31, 2007
                                                      ------------------         -------------------------

Income available to common stockholders                 $        242                 $       1,715

Weighted average shares outstanding                           69,012                        69,343

Basic earnings per share                                $       0.00                 $        0.02

Income for diluted earnings per share                   $        242                 $       1,715

Total weighted average common shares and equivalents
outstanding for diluted computation                           69,293                        69,664

Diluted earnings per share                              $       0.00                 $        0.02
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